Exhibit 99.1

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BOFL Issuances and Market Value Creation

Total Market Value Creation = $74 million
$150
$100
$50
$0
millions
$28.1
$16.4
$11.7
$22.0
$12.9
$9.1
$24.1
$14.1
$10.0
$41.6
$20.0
$21.6
$22.1
$8.4
$13.7
$4.0
$142.8
$73.8
$69.0
Aug '99
July '02
Feb '03
Jul '04
Apr '05
May '05
All Plus Options Exer.
Issuance Proceeds
Value Created
Total Market Value at Dates Indicated

As of 12.06.05

NASDAQ: BOFL

BANCSHARES OF FLORIDA, INC.

10

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Organizational Structure

BANCSHARES OF FLORIDA, INC.
Management
Michael L. McMullan-CEO and President
Martin P. Mahan-COO
David G. Wallace-CFO

BANK OF FLORIDA Your Hospitality Bank
Southwest (Naples)
James L. Goehler-CEO/President

BANK OF FLORIDA Your Hospitality Bank
Fort Lauderdale
R. Mark Manitz –CEO/President

BANK OF FLORIDA Your Hospitality Bank
Tampa Bay
Roy N. Hellwege-CEO/President

BANK OF FLORIDA Your Hospitality Bank
In Palm Beach County
Charles K. Cross, Jr.-President

BANK OF FLORIDA TRUST COMPANY
Investment Consulting and Wealth Management
Management
Julie W. Husler- CEO/President

NASDAQ: BOFL
BANCSHARES OF FLORIDA, INC.
11

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Centralized Strengths of Holding Company

Leveraging Our Strengths

Naples
Fort Lauderdale
Tampa Bay
Palm Beach County
Board of Directors
Executive Management Team
Marketing
Credit
Finance
Mortgage
Trust
Compliance
Loan Operations
HR
Deposit Operations
Investor Relations

NASDAQ: BOFL

BANCSHARES OF FLORIDA, INC.

12

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Growth in Assets

$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0
CAGR of 67%
$77,000
$145,000
$223,000
$421,000
$518,000
2001
2002
2003
2004
3Q 2005

$ in 000s
CAGR to 9.30.05 (5 years)

NASDAQ: BOFL

BANCSHARES OF FLORIDA, INC.

14

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Growth in Loans

$500,000
$400,000
$300,000
$200,000
$100,000
$0
CAGR of 75%
$68,000
$106,000
$200,000
$326,000
$445,000
2001
2002
2003
2004
3Q 2005

$ in 000s
CAGR to 9.30.05 (5 years)

NASDAQ: BOFL

BANCSHARES OF FLORIDA, INC.

15

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Growth in Deposits

$500,000
$400,000
$300,000
$200,000
$100,000
$0
$64,000
$129,000
$201,000
$376,000
$443,000
CAGR of 69%
2001
2002
2003
2004
3Q 2005

$ in 000s
CAGR to 9.30.05 (5 years)

NASDAQ: BOFL

BANCSHARES OF FLORIDA, INC.

17

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Bank of Florida Trust Company

Client Base

Retirees
10%
Professionals
68%
Foundations
4%
Officers/
Directors
18%

As of 9.30.05

NASDAQ: BOFL

BANCSHARES OF FLORIDA, INC.

20

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Growth In Trust Assets Under Advice

$360,000
$320,000
$280,000
$240,000
$200,000
$160,000
$120,000
$80,000
$40,000
$0
$23,000
$58,000
$131,000
$202,000
$341,000
CAGR of 106%
2001
2002
2003
2004
3Q 2005

$ in 000s
CAGR to 12.31.04 (3 years)

NASDAQ: BOFL

BANCSHARES OF FLORIDA, INC.

21

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Growth In Top-Line Revenue

CAGR of 73%
$20,000
$15,000
$10,000
$5,000
$0
$2,687
$488
$4,254
$808
$6,913
$1,335
$11,981
$2,176
$8,361
$1,555
$15,744
$2,381
2001
2002
2003
2004
YTD 9.30.04
YTD 9.30.05
$ in 000s
CAGR to 12.31.04
(4 years)
Net Interest Income
Noninterest Income
(excl. Securities Transactions)

NASDAQ: BOFL

BANCSHARES OF FLORIDA, INC.

22

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Quarterly Net Interest Margin

7%
6%
5%
4%
3%
2%
1%
0%
5.43%
5.74%
5.98%
6.38%
6.71%
3.36%
3.45%
3.61%
3.99%
4.31%
2.12%
2.18%
2.29%
2.38%
2.56%
3Q 2004
4Q 2004
1Q 2005
2Q 2005
3Q 2005
Yield on loans
Cost of interest-bearing liabilities

NASDAQ: BOFL

BANCSHARES OF FLORIDA, INC.

23

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Quarterly Efficiency Ratio

120%
100%
80%
60%
40%
20%
0%
96%
115%
102%
86%
80%
3Q 2004*
4Q 2004
Palm Beach and Tampa Bay Open
1Q 2005
2Q 2005
3Q 2005

* Excludes pre-opening expansion expenses and Horizon transaction write-off

NASDAQ: BOFL

BANCSHARES OF FLORIDA, INC.

24

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Net Income Trend

2003
2004
4Q 2004
1Q 2005
2Q 2005
3Q 2005
3Q '05 Net Income is a $1.6 million improvement over 4Q '04
$1,000
$500
$0
-$500
-$1,000
-$1,500
-$2,000
$(2,709)
$(2,880)
$(44)
$(949)
$(993)
$372
$(747)
$(375)
$327
$882
$(555)
$587
$1,088
$(501)
Existing Subsidiaries
Net Expansion Expense
$ in 000s

NASDAQ: BOFL

BANCSHARES OF FLORIDA, INC.

25

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Stock Performance versus Indices

150%
100%
50%
0%
% increase
41%
45%
51%
141%
SNL Southeast Bank Index
Nasdaq Bank Stock Index
S&P 500 Index
BOFL

NASDAQ: BOFL

BANCSHARES OF FLORIDA, INC.

27

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Bancshares of Florida, Inc.

Q &A

NASDAQ: BOFL

BANCSHARES OF FLORIDA, INC.

31

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Exhibit 99.1

Bancshares of Florida, Inc.

Investor Presentation

December 14, 2005

Financial Data at 9.30.05
Valuation Data at 12.06.05

NASDAQ: BOFL	[LOGO OF BANCSHARES OF FLORIDA, INC.]

Table of Contents

Title	Slide

Front Cover	1
Index	2
Disclosure	3
Mission Statement	4
Target Client Demographics	5
Serving The Right Markets	6
Company Management	7
Company Profile	8
Shareholder Profile	9
BOFL Issuances and Value Creation	10
Organizational Structure	11
Centralized Strengths of Holding Company	12
Stacking Up Against The Competition	13
Growth in Assets	14
Growth in Loans	15
Loan Mix and Asset Quality	16
Growth in Deposits	17
Deposit Mix and Funding	18
BOFTC – Portfolio Key Statistics	19
BOFTC - Client Base	20
Growth in Trust Assets Under Advice	21
Growth in Top-Line Revenue	22
Quarterly Net Interest Margin	23
Quarterly Efficiency Ratio	24
Net Income Trend	25
Profitability – Consolidated	26
Stock Performance versus Indices	27
Valuation Comparison – Florida Peers	28
Nationwide Valuation -- High Growth Peers	29
Becoming A Billion Dollar Company	30
Q & A	31

NASDAQ: BOFL	[LOGO OF BANCSHARES OF FLORIDA, INC.]

Disclosure

This presentation includes numerous estimates and
assumptions. Actual results will vary from the
information presented herein and such results may be
negative and adverse. This information is presented for
discussion purposes only.

NASDAQ: BOFL	[LOGO OF BANCSHARES OF FLORIDA, INC.]

Mission Statement

To be the “Bank of Choice” for
businesses, professionals and individuals with a desire for
relationship-driven financial solutions.

•	Targeting the fastest growing markets in South Florida

•	Independent community banks with local Boards of Directors

•	Full-service commercial banking delivered in a private banking environment with limited branching

•	Primary focus is lending on commercial real estate properties in the $1 million to $10 million size range

•	State-of-the-art products and services, especially cash management

•	Integrated wealth management strategy through Bank of Florida Trust Company

•	Motivated staff of experienced banking professionals

•	Goal to be $1 billion in assets within three years, excluding acquisitions

NASDAQ: BOFL	[LOGO OF BANCSHARES OF FLORIDA, INC.]

Target Client Demographics

•	Business owners

•	Entrepreneurs

•	Executives

•	Professionals (doctors, attorneys, accountants)

•	Professional associations

•	Businesses

•	Wealthy families and individuals

•	Foundations and estates

NASDAQ: BOFL	[LOGO OF BANCSHARES OF FLORIDA, INC.]

Serving The Right Markets

[GRAPHIC APPEARS HERE]

Market	Total Market Deposits

Southwest Florida	$19.7 billion
Fort Lauderdale	$33.4 billion
Tampa Bay	$35.2 billion
Palm Beach County	$34.4 billion
Miami-Dade County (Deposits in Area Served)	$35.1 billion
Total Deposits	$157.8 billion

Bank of Florida markets hold nearly 50% of Florida’s total deposits

Company Management

	Years with BOFL	Years Banking Experience	Prior Affiliations

Michael L. McMullan President and Chief Executive Officer	6	28	Bank of America, NationsBank

Martin P. Mahan Chief Operating Officer and EVP	4	28	Huntington Bancshares, Barnett Bank

David G. Wallace Chief Financial Officer and EVP	2	35	Community Bank System, Inc., Maryland National Bank

Craig D. Sherman Chief Lending Officer and EVP	6	22	Bank of America, NationsBank, SouthTrust

John B. James EVP and Director of Corporate Risk Management	6	36	Bank of America, NationsBank, C& S Banks

John S. Chaperon EVP Credit Administration	3	34	Gateway American Bank, Union Bank of Florida

Daniel W. Taylor EVP and Director Operations and Technology	1	35	eIBB (data imaging), TIBB Bank of the Keys, First Florida Bank, Inc.

NASDAQ: BOFL	[LOGO OF BANCSHARES OF FLORIDA, INC.]

Company Profile

	Opened	As of September 30, 2005 Balances in 000s

Assets
Bank of Florida, Southwest (Naples)	August 1999	$268,000
Bank of Florida, Fort Lauderdale*	July 2002	$195,000
Bank of Florida, Tampa Bay	November 2004	$63,000
Parent Company and Other	September 1998	$(8,000)
Consolidated			$518,000

Loans			$445,000

Deposits			$443,000

Assets Under Advice	August 2000		$341,000
Bank of Florida Trust Company
Shareholders’ Equity			$54,000

* In-Market Expansion (Assets):
Bank of Florida, Fort Lauderdale
Bank of Florida in Palm Beach	October 2004	$21,000
Coral Ridge Branch	November 2004	$31,000

NASDAQ: BOFL	[LOGO OF BANCSHARES OF FLORIDA, INC.]

Shareholder Profile	12.06.05 or most recent data available In 000s, except number of shareholders and share price

	Number of Shares	Dollars (000s)	% Shares Outstanding	# of Shareholders

Number of Shares Outstanding	5,919	$142,835		1,895

Institutional Shares Held Per 13F Filings (incl. one 5%+ holder)	1,265	$30,525	21.4%	18

Insider Shares Held (no 5%+ holders) *	1,154	$27,846	18.7%	18

Common Stock Issuance History
August 1999 ($10 per share)	1,145	$11,451
July 2002 ($10 per share)	912	$9,120
February 2003 (IPO $10 per share)	1,000	$10,000
July 2004 (Secondary $12.50 per share)	1,725	$21,563
April 2005 (PIPE $15.00 per share)	915	$13,725
May 2005 Conversion of Preferred Stock to Common ($15.78 per share)	165	$2,475

Total Shares and Gross Proceeds	5,862	$68,334

*Includes shares which insiders have the right to acquire within 60 days of 4.18.05 through the exercise of stock options, in the amount of	252

BOFL Price at 12.06.05		$23.85

NASDAQ: BOFL	[LOGO OF BANCSHARES OF FLORIDA, INC.]

BOFL Issuances and Market Value Creation

Total Market Value Creation = $74 million

[CHART APPEARS HERE]

As of 12.06.05

NASDAQ: BOFL	[LOGO OF BANCSHARES OF FLORIDA, INC.]

Organizational Structure

[GRAPHICS APPEAR HERE]

NASDAQ: BOFL	[LOGO OF BANCSHARES OF FLORIDA, INC.]

Centralized Strengths of Holding Company

Leveraging Our Strengths

[GRAPHIC APPEARS HERE]

NASDAQ: BOFL	[LOGO OF BANCSHARES OF FLORIDA, INC.]

Stacking Up Against the Competition

Bancshares of Florida and its affiliates reach the most underserved and the most profitable segment of banking customers

The Competition

•	Big Banks:

Internal focus
Merger Mania
Commoditized delivery

•	Small Banks:

Limited lending capacity
Limited capital
Limited product delivery

Bancshares of Florida

•	Separate charters allow:

Local boards of directors
Client access to bank executives
Local decision making
Customized products
High-touch delivery
Access to capital to fuel growth
Expanded lending capabilities
Quick turnaround times
Community involvement

NASDAQ: BOFL	[LOGO OF BANCSHARES OF FLORIDA, INC.]

Growth in Assets

[CHART APPEARS HERE]

NASDAQ: BOFL	[LOGO OF BANCSHARES OF FLORIDA, INC.]

Growth in Loans

[CHART APPEARS HERE]

NASDAQ: BOFL	[LOGO OF BANCSHARES OF FLORIDA, INC.]

Loan Mix and Asset Quality

	Outstandings as of September 30, 2005

	(000s)	Percent

Loan Mix
Commercial	$353,000	79%
Residential Mortgage	53,000	12%
Home Equity/Consumer LOC	27,000	6%
Consumer Installment and Other	12,000	3%

Total Loans

	$445,000	100%

	Nonperforming Loans/Outstandings	Net Charge-Offs / Avg. Loans

Asset Quality
Bancshares of Florida, Inc. (6.30.05)	0.12%	0%
Nationwide Peer Group	0.51%	0.10%
Bancshares of Florida, Inc. (9.30.05)	0.07%	0.01%

NASDAQ: BOFL

[LOGO OF BANCSHARES OF FLORIDA, INC.]

Growth in Deposits

[CHART APPEARS HERE]

NASDAQ: BOFL

[LOGO OF BANCSHARES OF FLORIDA, INC.]

Deposit Mix and Funding Sources

	Average Outstandings

		Percent Mix

	3Q’05 000s	3Q’05	3Q’04

Deposit Mix

Noninterest–Bearing Checking	$80,400	18%	14%
NOW	53,100	12%	8%
Money Market and Savings	149,400	34%	26%
Certificates of Deposit – Local	123,800	28%	32%
Certificates of Deposit – National*	34,700	8%	20%

Total Deposits

	$441,400	100%	100%

*Internal maximum guideline of 20% of total assets or $112 million

	Outstanding at 9.30.05	Available at 9.30.05

Funding Mix
Federal Home Loan Bank – collateral identified	$11,000	$11,300
Federal Home Loan Bank – collateral being identified	0	50,900
Correspondent Banks	0	20,300
Bank Subsidiary Subordinated Debt (Tier II)	8,000	Note*

Total Other Funding Sources

	$19,000	$82,500

* Potential $11.0 million upon regulatory approval (50% Tier I)

NASDAQ: BOFL

[LOGO OF BANCSHARES OF FLORIDA, INC.]

Bank of Florida Trust Company

Portfolio Key Statistics

Assets Under Advice	$340.8 million

Number of Relationships	84 Total
Naples – 58
Fort Lauderdale – 23
Tampa – 3
450+ individual accounts

Average Relationship	$4.0 million

Director / Officer Relationships	25 = $60.7million

As of 9.30.05

NASDAQ: BOFL

[LOGO OF BANCSHARES OF FLORIDA, INC.]

Bank of Florida Trust Company

Client Base

[CHART APPEARS HERE]

As of 9.30.05

NASDAQ: BOFL

[LOGO OF BANCSHARES OF FLORIDA, INC.]

Growth In Trust Assets Under Advice

[CHART APPEARS HERE]

NASDAQ: BOFL

[LOGO OF BANCSHARES OF FLORIDA, INC.]

Growth In Top-Line Revenue

[CHART APPEARS HERE]

NASDAQ: BOFL

[LOGO OF BANCSHARES OF FLORIDA, INC.]

Quarterly Net Interest Margin

[CHART APPEARS HERE]

NASDAQ: BOFL

[LOGO OF BANCSHARES OF FLORIDA, INC.]

Quarterly Efficiency Ratio

[CHART APPEARS HERE]

NASDAQ: BOFL

[LOGO OF BANCSHARES OF FLORIDA, INC.]

Net Income Trend

[CHART APPEARS HERE]

NASDAQ: BOFL

[LOGO OF BANCSHARES OF FLORIDA, INC.]

Profitability – Consolidated

		Expansion Began	3Q’05 vs 4Q’04

	3Q ‘05	4Q ‘04	$ Change	% Change

Consolidated Net Income
Reported	$587	$(993)	$1,580	159%
Less: Net Expansion Costs	$(501)	$(949)	$448	47%

Net Income from Primary Subsidiaries	$1,088	$(44)	$1,132	27x

Consolidated Net Income Per Share*
Reported	$0.10	$(0.22)	$0.32	145%
Less: Net Expansion Costs	$(0.08)	$(0.20)	$0.12	60%

Net Income from Primary Subsidiaries	$0.18	$(0.02)	$0.20	10 x

*Includes impact of preferred stock of $0.04 in 4Q ‘04
$ in 000s, except per share

NASDAQ: BOFL

[LOGO OF BANCSHARES OF FLORIDA, INC.]

Stock Performance versus Indices

Since our IPO in February 2003,
BOFL has exceeded the major Bank Stock Indices
and the S&P 500 Index

[CHART APPEARS HERE]

As of 12.06.05	BOFL: $24.13
As of 2.10.03	BOFL: $10.00

NASDAQ: BOFL

[LOGO OF BANCSHARES OF FLORIDA, INC.]

Valuation Comparison Publicly-Traded Florida Commercial Banks

	Bancshares of Florida BOFL	Vision Bancshares VBAL	Commercial Bancshares CLBK	TIB Financial TIBB	9-Bank Peer Median

Market Value	$143M	$114M	$229M	$193M	$180M
Per Share	$24.13	$18.89	$38.12	$33.50	$24.75
to EPS (LTM)	NM	25.2x	20.1x	28.4x	25.2x
to Book	263%	254%	287%	268%	236%
to Tang. Book	268%	277%	288%	273%	273%
Assets	$518M	$585M	$985M	$1,054M	$848M
ROA (LTM)	NM	1.00%	1.30%	0.77%	1.02%
ROE (LTM)	NM	11.74%	15.66%	10.03%	10.60%
3-Year Growth
Assets	66%	65%	13%	25%	25%
Loans	67%	67%	13%	26%	21%
Deposits	64%	64%	13%	26%	26%
Total Price Return	(2.83 years)
3 Year	141%	NA	100%	155%	78%
1 Year	69%	63%	1%	41%	16%

Peer and BOFL financial data as of 9.30.05
Peer valuation as of 12.06.05
Peer group: 9 commercial banks with asset size $300M to $2.6B

NASDAQ: BOFL

[LOGO OF BANCSHARES OF FLORIDA, INC.]

Nationwide Valuation Comparison High Growth Peers with Similar Business Strategy

	Bancshares of Florida BOFL	Virginia Commerce VCBI	Pinnacle Financial PNFP	Eagle Bancorp EGBN	21-Bank Peer Median

Market Value	$143M	$413M	$214M	$168M	$271M
Per Share	$24.13	$29.42	$25.40	$23.41	$23.65
to EPS (LTM)	NM	24.5x	32.2x	25.2x	22.0x
to Book	263%	388%	340%	264%	282%
to Tang. Book	268%	388%	340%	264%	295%
Assets	$518M	$1,449M	$979M	$647M	$1,540M
ROA (LTM)	NM	1.42%	0.93%	1.20%	1.17%
ROE (LTM)	NM	18.68%	12.49%	11.63%	15.54%
3-Year Growth
Assets	66%	32%	52%	24%	32%
Loans	67%	34%	47%	32%	38%
Deposits	64%	31%	55%	27%	30%
Total Price Return	(2.83 years)
3 Year	141%	307%	319%	141%	183%
1 Year	69%	29%	4%	50%	12%

Peer and BOFL financial data as of 9.30.05
Peer valuation as of 12.06.05
Peer group: 21 commercial banks with asset size $500M to $3.8B

NASDAQ: BOFL

[LOGO OF BANCSHARES OF FLORIDA, INC.]

Becoming A $1 Billion Asset Company

Based on historical trends, benchmarks, analyst estimates, and present Peer Group valuations.

	Assumptions

	Asset Growth Rate	Target Capital / Assets	Pretax Target ROA

12.31.05	37%	9.5%	0.18%
12.31.06	35%	10.0%	0.45%
12.31.07	30%	9.5%	0.95%
12.31.08	25%	9.0%	1.45%

	Capital Impact*

	Ending Assets	Net New Capital Required	Assume All Common at Price of

12.31.05	$576	—	—
12.31.06	$778	$19	$22.00
12.31.07	$1,011	$11	$25.30
12.31.08	$1,264	$7	$29.10

	Earnings (excl. ‘06 Tax Benefit)

	Earnings Per Share	Return on Equity	Book Value Per Share

12.31.05	$0.16	3%	$9.29
12.31.06	$0.28	3%	$11.36
12.31.07	$0.71	6%	$13.13
12.31.08	$1.32	10%	$14.99

	Stock Price at Alternative Valuation Ratios

	Price / Book		P / E

	2.5x	3.0x	25x

12.31.05	$23.23	$27.87	$4.00
12.31.06	$28.40	$34.08	$7.11
12.31.07	$32.83	$39.39	$17.87
12.31.08	$37.47	$44.96	$32.96

* Capital Assumption: Excludes potential use of trust preferred financing at holding company level and additional subordinated debt at bank level.

$ in 000s except per share

Projected as of Dec. 14, 2005

NASDAQ: BOFL

[LOGO OF BANCSHARES OF FLORIDA, INC.]

Bancshares of Florida, Inc.

Q & A

NASDAQ: BOFL

[LOGO OF BANCSHARES OF FLORIDA, INC.]